UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 13, 2008

 LANTRONIX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15353 Barranca Parkway
Irvine, California 92618
(Address of principal executive offices, including zip code)

(949) 453-3990
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On November 13, 2008, the Compensation Committee of the Board of Directors of Lantronix, Inc. (the “Company”), approved the issuance of an award of restricted stock under the Company’s Long Term Incentive Plan (the “LTIP”) to Jerry D. Chase, President and Chief Executive Officer and Reagan Y. Sakai, Chief Financial Officer and Secretary.  Under the terms of the LTIP, Mr. Chase and Mr. Sakai will receive 432,000 and 250,000 shares of restricted stock, respectively. The restricted shares cliff vest on a pro rata basis over 4-years beginning September 1, 2009, subject to continued employment.  The LTIP restricted stock awards were made from the Company’s 2000 Stock Plan.

On November 13, 2008, the Compensation Committee of the Board of Directors of the Company, approved the Fiscal 2009 Annual Performance Plan (the “Performance Plan”) for Mr. Chase and Mr. Sakai.  Under the terms of the Performance Plan, Mr. Chase and Mr. Sakai shall be eligible for a performance award of $250,000 and $125,000, respectively.  The performance award shall be paid in shares of vested common stock if minimum revenue and non-GAAP income objectives are met for the fiscal year ended June 30, 2009, subject to continued employment.  These Performance Plan awards were also made from the Company’s 2000 Stock Plan.  The Compensation Committee shall have the exclusive and final discretionary authority and power to determine employee eligibility to participate and receive payment under the Performance Plan, to determine the amount of payment under the Performance Plan, to construe terms and provisions of the Performance Plan, and to exercise all other powers specified in the Performance Plan or which may be implied from the provisions of the Performance Plan.

The descriptions of the LTIP restricted stock awards and Performance Plan awards set forth above are qualified in all respects by reference to the forms of Performance Award Agreement and Long-Term Incentive Award Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this report and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Form of Performance Award Agreement.

10.2	Form of Long-Term Incentive Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2008	LANTRONIX, INC., a Delaware corporation

By:	/s/ Reagan Sakai
Reagan Sakai Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Performance Award Agreement

10.2	Form of Long-Term Incentive Award Agreement